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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

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         14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                               Wallace Computer
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

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/ / Fee paid previously with preliminary materials.

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                   ISS ENDORSES WALLACE'S DIRECTOR NOMINEES


November 1, 1996



Dear Shareholder:

Earlier this week, Institutional Shareholder Services - a shareholder advisory firm - issued its voting recommendations pertaining to the issues that will be voted upon at the annual meeting - only days away.

ISS has recommended that shareholders vote FOR Wallace's director nominees, and also recommended a vote AGAINST Mr. Wyser-Pratte's proposal to opt out of the Delaware Business Combination Statute.

The only item on Wyser-Pratte's agenda that ISS supported was his tender offer by-law. WE CONTINUE TO STRONGLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL. We have previously outlined for you the significant problems and negative effects this by-law is likely to have on the value of your investment in Wallace. Additionally, we have strong conviction that it is invalid under Delaware law, and voting for it will only encourage Mr. Wyser-Pratte to continue harassing the company.

We ask that you please take this last opportunity to execute a WHITE management proxy card and vote FOR Wallace's nominees for directors and AGAINST Wyser-Pratte's by-law proposals.

Thank you for your continued support.



Sincerely,



TED DIMITRIOU                          BOB CRONIN
Chairman of the Board                  President and CEO


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                             VOTING INSTRUCTIONS
                             -------------------

1. VOTE EACH WHITE PROXY CARD RECEIVED since each account must be voted separately. Only your latest dated proxy counts. Even if you have sent a gold proxy card to Mr. Wyser-Pratte, you have every right to change your vote. You may revoke that proxy, and vote for the Board's nominees, by signing, dating and mailing the enclosed WHITE proxy in the enclosed envelope.

2.  DATE YOUR PROXY CARD.

3.  SIGN YOUR PROXY CARD exactly as your name appears on the mailing label.

4.  MAIL YOUR PROXY CARD TODAY.




                               FAX INSTRUCTIONS
                               ----------------

IF YOU WISH TO FAX YOUR VOTE TO US RATHER THAN SENDING IT IN THE ENCLOSED
ENVELOPE:

1.  Sign and date your proxy card.

2.  Copy both sides of the proxy card.

3.  Fax both sides of your copied proxy card to (212) 754 - 8300.

4. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, you need to send your proxy card to your broker. Please direct the party responsible for your account to vote the WHITE proxy card as recommended by Wallace.




       IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL
                              OUR PROXY SOLICITOR:

                      MORROW & CO., INC. (800) 662 - 5200.